Exhibit 99.1

December 3, 2007

This communication contains statements and information that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on Insituform's current expectations and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. Risks, uncertainties and assumptions include, without limitation, the company's expectations regarding the growth of its markets and the results to be achieved from its initiatives. Insituform assumes no obligation and expressly disclaims any duty to update the information contained herein except as required by law. Investors are advised to review the Company's annual, quarterly and periodic reports filed with the Securities and Exchange Commission.

Introduction Market Assessment Strategic Direction Organizational Update Financial Outlook Conclusion Agenda Insituform world headquarters

Insituform exists to protect the lifelines that foster health and economic development We will safeguard our water, energy, and environment as the global leader in differentiated pipeline technologies and services Introduction Insituform Blue(tm) project in Colorado Springs

Sewer North America Europe Other International Water Insituform Blue(tm) Oil & Gas / Mining UPS Market Assessment iPlus Composite(tm), iPlus Infusion(tm) and Tite Liner(r)

Market expected to remain flat as municipalities await a change of administration and renewed federal interest in infrastructure investment The Water Resources Development Act (WRDA) should provide municipalities moderate resources for water and wastewater infrastructure Market share is steady despite limited demand and lingering over-capacity Pricing has stabilized and is expected to hold and even increase in certain regions Objective is to maintain market position through soft market and prepare for subsequent growth Sewer - North America Insituform project in Washington, D.C. Ranked #1 wastewater specialty contractor by Engineering News Record (ENR)

Market is expected to deliver moderate growth in Western Europe as municipalities convert from dig-and-replace to trenchless applications Market should offer significant growth in Eastern Europe in line with economic growth Pricing continues to be comparatively strong as quality standards increase Objective is to increase market share in existing markets and penetrate new markets Sewer - Europe Insituform project in Paris, France

Market presents opportunity for new penetration as developing countries renew existing infrastructure and consider trenchless alternatives Pricing is strong due to less competition in early-stage markets Mature markets like Japan, Singapore, Hong Kong, and Australia provide opportunity for Insituform to increase market share and unseat established trenchless technologies Objective is to offset weak market conditions in North America by penetrating high- growth, higher margin international markets Sewer - Other International Insituform Project in Hong Kong

Dig-and-replace market in the U.S. is approximately $2.7B and growing at 8% Top 20 accounts comprise over 50% of spending in the U.S. Trenchless competition is fragmented and hard-pressed to scale up Pricing is set by dig-and- replace, but margins will increase as costs come down Objective is to leverage technological leadership and distribution channel to penetrate new market Water Ranked #2 behind GE in water industry survey by ChangeWave Alliance

Latin America (Chile, Mexico, Brazil, Argentina) continues to deliver growth opportunity due to the sustained escalation in metal prices and strong investment by oil companies Market has declined in Canada due to increasing governmental regulation and delayed capital expenditures Pricing is stable and heavily dependent on geographic mix Other markets (Asia, Australia, Africa) should offer additional growth opportunities Objective is to continue diversification internationally and penetrate new markets Oil & Gas / Mining - UPS

Introduction Market Assessment Strategic Direction Organizational Update Financial Outlook Conclusion Agenda Insituform Blue(tm) iTAP(tm)

Insituform Strategy Maximize Shareholder Value Pursue Inorganic Growth Integrate & Grow Europe Optimize NAR Realign Overhead Diversify geography, customer segment, product

Diversify by Geography, Customer Segment, and Product Optimize NAR Integrate and Grow Europe Realign Overhead Pursue Inorganic Growth Strategic Imperatives

Current Won substantial contracts in India, representing the largest in Insituform's history Continued growth and improved profitability in Hong Kong and Australia Continued validation of Insituform Blue(tm) products in North America, Europe, and Asia Future Plan and execute growth strategy in Japan Establish market in mainland China Plan for next phase of international expansion Continue to invest in growth of Insituform Blue Continue international expansion of UPS Expect $80 million in backlog by 12/31/08 (subsidiaries and joint ventures) Diversify

Current Continue deployment of iPlus Infusion(tm) for small diameter, iPlus Composite(tm) for large diameter, and other technologies Redirecting sales force to increase activity and diversify accounts Complete execution of optimization plans in target regions Future Re-engineer installation process to achieve lowest cost position Enhance operational efficiency through labor and equipment productivity Optimize supply chain to reduce logistics costs Reposition to capitalize on growth when market rebounds Optimize NAR iPlus Infusion(tm) Wet Out Tower

Current Continuing growth trajectory in Western Europe Realizing growth in Eastern European markets - including Poland, Romania, and Croatia Improving operational efficiency Future Continue integration efforts to optimize overhead structure Increase market share in Western Europe Continue penetration in Eastern Europe Integrate and Grow Europe Insituform in Berlin, Germany

Current Reduced 2007 corporate run rate by $5 million to increase profitability Identifying additional low- and non-value added overhead through comprehensive review Future Reduce total overhead to achieve $12 million in annualized savings Reinvest $4 million of savings toward strategic imperatives to achieve $8 million in net savings Realign Overhead

Current Establish strong competency in corporate venturing Pursue Inorganic Growth Exploring growth in new areas Future Insituform will ally with, invest in, and/or acquire companies that offer differentiated pipeline technologies and services that are complementary within our current distribution channel and/or companies that offer complementary distribution channels in geographic or customer segments where we do not already enjoy significant presence.

Introduction Market Assessment Strategic Direction Organizational Update Financial Outlook Conclusion Agenda

Search Committee and search firm continue to conduct first- and second-round interviews of CEO candidates Expected to name a new CEO in Q1 2008 Realigned management structure to facilitate execution of strategic imperatives COO (Optimize NAR, Integrate and Grow Europe) CFO (Realign Overhead) VP, Strategic Business Initiatives (Diversify by Geography, Customer Segment, and Product) VP, Marketing and Technology (Pursue Inorganic Growth) CAO (support to all imperatives) VP, Business Integration (Integrate Europe, Pursue Inorganic Growth) Organizational Update

Significant growth in Europe, Other International, Insituform Blue, and UPS - combined with no to low growth in North America (Sewer) - will deliver meaningful revenue gains in 2008 (adjusted for Tunneling) Steady gross margin improvement in core business through focused optimization, continued progress on operational and supply chain efficiency, and further deployment of new technologies Healthy operating margin improvement due to enhanced gross margins combined with reduced overhead Significant bottom-line improvement over 2007 Financial Outlook

Agenda Introduction Market Assessment Strategic Direction Organizational Update Financial Outlook Conclusion